End of Q1 2023

This presentation and any accompanying discussion and documents contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and our company, management's beliefs and certain assumptions we have made. The words “plan,” “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include statements about Recursion's use of the proceeds from its private placement, the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, the potential size of the market opportunity for our drug candidates, our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates, our expectation that the assets that will drive the most value for us are those that we will identify in the future using our datasets and tools, and many others. Forward-looking statements made in this presentation are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may not occur as actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposesonly. 2

3 Recursion’s value proposition 4 - 10 How we build maps of biology and chemistry to turn drug discovery into a search problem 11 - 16 How we create value using our maps of biology and chemistry 17 - 18 Pipeline 19 - 63 Partnerships 64 – 67 Data 68 – 69 Value driven by our team and our milestones 70 – 73 Additional scientific and business context 74 - 87

Novel oncology program (RBM39) to IND-enabling studies Advancing collaborations in Neuroscience (Roche-Genentech) and Fibrosis (Bayer): $13B in potential milestones across 50+ possible programs plus royalties Entered into agreements to acquire Cyclica and Valence to bolster digital chemistry and generative AI capabilities – providing TechBio’s leading full-stack drug discovery solution We believe that we have built one of the largest proprietary & relatable in-vitro biological and chemical datasets: >23 petabytes of data and >3 trillion searchable relationships 4 Expecting REC-3964 Ph1 readout in 2H 2023, REC-994 Ph2 top-line data in 2H 2024, and REC-2282 Ph2 interim analysis in 2024 Initiated 5 clinical trials in 2022 (3 Ph2, 2 Ph1) and planning to initiate a 6th clinical trial (Ph2) for AXIN1 or APC mutated oncology in early 2024

5 • Enhance the optimization of Recursion’s compounds for efficacy while minimizing liabilities • Rapidly advance the diversification and discovery of novel chemical matter • Enables mechanism of action deconvolution and generative chemistry • Enable acceleration of generative design of new molecules, DMPK predictions, and more • Combined data generation will support work on building foundation models • Will become a center for cutting-edge applied AI/ML research across chemistry and biology Expect no material change to Recursion’s cash runway, acquisitions using mostly equity Acquisitions will accelerate Recursion’s pipeline and partnerships (Toronto) (Montréal)

6

7Adapted from Scannell, J et al (2012). Diagnosing the decline in pharmaceutical R&D efficiency. Nat Rev Drug Discov, 11, 191-200. 0.1 1 10 50B 100M 500K 1K 20201962 1970 1980 1990 2000 2010 Compute Power (Transistors per Microprocessor)NMEs per $B spent (inflation adjusted) Moore’s Law: Computing power becomes faster and less expensive over time Eroom’s Law: Drug discovery is becoming slower and more expensive over time Opportunity

Platforms drive discovery. Unbiased & target agnostic Literature drives discovery. Informs target-based hypotheses Data are our fuel. Shape our hypotheses Data are an exhaust. Limited to testing hypotheses Virtuous cycles of atoms & bits. Iterative feedback accelerates learning Linear process. Little cross-program learning or iteration Connected data across programs. Relatable high-dimensional data Disparate data generation. Siloed to individual programs and diseases Industrialized to scale. Automation & standardization Bespoke processes. Low-dimensional assays & biomarkers 8

Data shown is the average of all our programs since late 2017. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 9 Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › C o st t o IN D ( $ M ) 25 — 20 — 15 — 10 — 5 — 0 — Industry 40 — 30 — 20 — 10 — 0 — › and go faster 100 80 60 51 80% 75% 85% 100 64 25 64% 39% 62% 12 50% St ag e Ti m e t o V al id at ed L e ad ( m o ) Recursion Industry Recursion 8 Industry Recursion

10 PreclinicalLate Discovery Oncology Rare & Other Therapeutic Area Indication AXIN1 or APC MUTANT CANCERS (AXIN1 or APC mutant cancers; est. 65K) MYC-DRIVEN ONCOLOGY (MYC; est. 54K4) FAMILIAL ADENOMATOUS POLYPOSIS (APC; est. 50K) CEREBRAL CAVERNOUS MALFORMATION (CCM; est. 360K1) NEUROFIBROMATOSIS TYPE 2 (NF2; est. 33K2) CLOSTRIDIOIDES DIFFICILE INFECTION (est. 730K) CANCER IMMUNOTHERAPY, TARGET ALPHA (Multiple; est. 72K3) Phase 1 Phase 2 Phase 3 All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain and UK. (1) Prevalence for hereditary and sporadic symptomatic population. (2) Annual US and EU5 incidence for all NF2-driven meningiomas. (3) Our program has the potential to address a number of indications in this space. (4) Our program has the potential to address a number of indications driven by MYC alterations, totaling 54,000 patients in the US and EU5 annually. We have not finalized a target product profile for a specific indication. More than a dozen early discovery and research programs in oncology, neuroscience, inflammation & immunology, and rare disease CANCER IMMUNOTHERAPY, TARGET DELTA (Multiple; est. 88K3) HR-PROFICIENT OVARIAN CANCER, RBM39 (HR-proficient ovarian cancer; est. 13K)

12 Image adapted from D’Orazio, M., et al. Nature Scientific Reports 2022. RNA Level Transcriptomics DNA Level (Population-Scale) Genomics Protein Level Proteomics Metabolites Level Metabolomics Organism Level InVivomics Cell Level Phenotypes Phenomics Built and scaled AspirationalExploratory Like digital maps of Earth, connections within and between layers add useful context. Similarly, Recursion is mapping different multiomic layers of biology and identifying connections within and between layers to better understand biology at scale.

different human cell types small molecule library, we believe this scale is on par with some large pharma companies hiPSC-derived cells produced since 2022, we believe that we are one of the largest hiPSC- derived cell producers Diverse Biological and Chemical Inputs Robotic Automation at Scale Up to 2.2 Million wet-lab experiments per week profiling genes and compounds, we believe we are one of the largest phenomics (human cellular image-based) data producers Digitization of Biology and Chemistry >23 Petabytes of proprietary high- dimensional data, we believe this is one of the largest relatable in vitro biological and chemical datasets ML-Based Analysis Top 500 supercomputer across any industry (TOP500 List, Nov 2022), we leverage vast neural networks and multiomics approaches to extract features and drive insights relatable hypotheses across multiple biological and chemical contexts ML-Based RelationshipsHigh-Dimensional Validation Up to 13 Top 500 >23 Petabytes2.2 Million / Week near whole exomes per week, we believe we are one of the largest transcriptomics data producers >3 Trillion Novel Insights at Scale Enables quality, relatability and scale of data

This is a whole-genome arrayed CRISPR knock-out Map generated in primary human endothelial cells Every gene is represented in a pairwise way (each is present in columns and rows) Dark Red indicates phenotypic similarity according to our neural networks while Dark Blue indicates phenotypic anti- similarity (which in our experience often suggests negative regulation) We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application Thousands of examples of known biology and chemistry 14 All Human Genes with Significant Effects in this Cellular Context →  A ll H u m an G en es w it h S ig n if ic an t Ef fe ct s in t h is C el lu la r C o n te xt →

One such example – the JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and opposite genes (blue) Can wade into areas of novel biology and chemistry… 15 JAK1 TNKS1BP1 PPP1R9B PHF13 SOCS3 PRKCH MEGF8 ASB7 SLC39A1 DOCK9 ZMYM3 FAM49B STK24 YWHAB IL6ST IL6R STAT3 IL6 JA K 1 IL 6 ST A T3 IL 6 R IL 6 ST YW H A B ST K 2 4 FA M 4 9 B ZM YM 3 TN K S1 B P 1 P P P 1 R 9 B P H F1 3 SO C S3 P R K C H M EG F8 A SB 7 SL C 3 9 A 1 D O C K 9

Trademarks are the property of their respective owners and used for informational purposes only. 16 INTS9 INTS11 INTS4 INTS7 INTS2 INTS8 INTS1 INTS6 C7orf26 INTS10 INTS13 INTS14 IN TS 1 4 IN TS 1 3 IN TS 1 0 C 7 o rf 2 6 IN TS 6 IN TS 1 IN TS 8 IN TS 2 IN TS 7 IN TS 4 IN TS 1 1 IN TS 9 Phenomics TVN (below diagram) vs. Centerscale (above diagram) Similar Opposite • In 2022, new independent research identified a previously unknown gene, C7orf26, as part of the Integrator complex • Maps jointly developed by Recursion and Genentech replicated this same result • Demonstrates accuracy and consistency across different map building approaches

18 Pipeline Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy Precision Oncology Rare Disease Partnerships Data Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics Leverage partner knowledge and clinical development capabilities License subsets of data Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Fibrosis Other large, intractable areas of biology Neuroscience* Licensing Augment Recursion OS *Includes a single oncology indication from our Roche and Genentech collaboration.

19 Partnerships Pipeline Data Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics Leverage partner knowledge and clinical development capabilities Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy License subsets of data Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Precision Oncology Rare Disease Fibrosis Other large, intractable areas of biology Neuroscience* Licensing Augment Recursion OS *Includes a single oncology indication from our Roche and Genentech collaboration.

20 PreclinicalLate Discovery Oncology Rare & Other Therapeutic Area Indication AXIN1 or APC MUTANT CANCERS (AXIN1 or APC mutant cancers; est. 65K) MYC-DRIVEN ONCOLOGY (MYC; est. 54K4) FAMILIAL ADENOMATOUS POLYPOSIS (APC; est. 50K) CEREBRAL CAVERNOUS MALFORMATION (CCM; est. 360K1) NEUROFIBROMATOSIS TYPE 2 (NF2; est. 33K2) CLOSTRIDIOIDES DIFFICILE INFECTION (est. 730K) CANCER IMMUNOTHERAPY, TARGET ALPHA (Multiple; est. 72K3) Phase 1 Phase 2 Phase 3 All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain and UK. (1) Prevalence for hereditary and sporadic symptomatic population. (2) Annual US and EU5 incidence for all NF2-driven meningiomas. (3) Our program has the potential to address a number of indications in this space. (4) Our program has the potential to address a number of indications driven by MYC alterations, totaling 54,000 patients in the US and EU5 annually. We have not finalized a target product profile for a specific indication. More than a dozen early discovery and research programs in oncology, neuroscience, inflammation & immunology, and rare disease CANCER IMMUNOTHERAPY, TARGET DELTA (Multiple; est. 88K3) HR-PROFICIENT OVARIAN CANCER, RBM39 (HR-proficient ovarian cancer; est. 13K)

REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformations (CCM) Target / MOA Superoxide Scavenger Molecule Type Small Molecule Lead Indication(s) Cerebral Cavernous Malformations Status Phase 2 Designation(s) US & EU Orphan Drug Source of Insight Recursion OS

22 • Large unmet need for a novel nonsurgical treatment • Vascular malformations (cavernomas) in the brain and spinal cord • High-risk for hemorrhage creates “ticking time bomb” • Progressive increase in CCM size and number over time in those with familial disease • Debilitating symptoms, including intractable seizure, intracerebral hemorrhage, focal neurological deficits Description “Historically, cavernomas have been managed primarily with observation, surgical resection, and occasionally radiotherapy. However, for a number of reasons, many patients with cavernomas must endure a life with neurologic symptoms” - Ryan Kellogg, MD, Investigator at the University of Virginia 22 Clinical: CCM

23 Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221. ~360,000 Patient Population – Large and Diagnosable No Approved Medical Therapy • >1 million patients worldwide live with these lesions today • Caused by loss of function mutation in one of three genes: CCM1 (60%), CCM2 (20%), and CCM3 (20%) • Inherited autosomal dominant mutation in 30-40%; or sporadic • US symptomatic population is more than 5 times larger than other rare diseases like Cystic Fibrosis (>31k patients) and Spinal Muscular Atrophy (>33k patients) • No approved drugs for CCM and no other potential therapeutic in industry-sponsored clinical development • Most patients receive no treatment or only symptomatic therapy • Surgical resection or stereotactic radiosurgery not always feasible because of location of lesion and is not curative Julia – living with CCM Clinical: CCM Symptomatic US + EU5 patients 23

24 Non-oncology Orphan Indication Product U.S. + EU5 Prevalence Cerebral cavernous malformation (CCM) REC-994 (Recursion) >1,800,000 (Symptomatic: ~360,000) Idiopathic pulmonary fibrosis (IPF) Esbriet (pirfenidone) >160,000 Cystic fibrosis (CF) VX-669/ VX-445 + Tezacaftor + Ivacaftor - Vertex >55,000 Spinal muscular atrophy (SMA) SPINRAZA (nusinersen) >65,000 Clinical: CCM Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221; Maher T, et al Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res. 2021 Jul 7;22(197). Doi: 10.1186/s12931-021-01791-z. PMID: 34233665. DRG 2022 Solutions, Report: Epidemiology, Cystic Fibrosis. CDC: SMA 24

25 • Symptoms associated with both increased size of lesions, but also inflammation or activation of lesions within the immunopriviledged environment of the brain • Lesions arise from the capillary bed and are not high-pressure (e.g., the lesion growth is unlikely to be primarily driven by the law of Laplace) • The Recursion Vascular Stability Hypothesis: • Eliminating the lesions may not be required for significant patient benefit • Slowing or halting the growth of the lesions while mitigating lesion leakiness and endothelial cell activation to halt the feed-forward inflammatory reaction may mitigate some symptoms and be beneficial to patients Novel therapeutic approach 25 Clinical: CCM

Clinical: CCM Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 siCTRL siCCM2 siCCM2 + Simvastatin siCCM2 + Cholecalciferol siCCM2 + REC-994 Using an early version of our Recursion OS in an academic setting, we identified about 39 molecules out of 2,100 screened that according to a machine learning classifier rescued a complex unbiased phenotype associated with CCM2 loss of function. Through a set of follow-on confirmatory assays of increasing complexity, REC-994 stood out as one of two compounds we tested in a 5-month chronic CCM animal model where both compounds demonstrated significant benefit. 26

Healthy REC-994 ImpactCCM Clinical: CCM • Endothelial cell activation • Smooth muscle proliferation • Leukocyte adhesion • Platelet aggregation By regulating SOD2, CCM1 (KRIT1) & CCM2 suppress: CCM1 or CCM2 loss of function leads to activated endothelium: • Decreased cell-cell junctional integrity and increased monolayer permeability • Impaired vasodilation • Cavernous angioma formation Dosing of REC-994 restores normal function: • Normalized ROS balance • Restores quiescent endothelial cell state • Stabilizes endothelial barrier function Adapted from REC-994 Investigator Brochure 27

28 Source: Data above from Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 or Recursion internal data (Ccm1 mouse model) Preclinical Studies: REC-994 reduces lesion burden and ameliorates vascular defects in genetic mouse models of CCM Vascular permeability is a clinically relevant feature of CCM lesions REC-994 stabilizes the integrity of vasculature against challenges to permeability Clinical: CCM Reduces lesion number and size in Ccm1 and Ccm2 LOF mouse models1 Completely rescues acetylcholine-induced vasodilation defect2 Rescues dermal permeability defect in CCM2 mice3 Lesion size (mm2) Ccm1 LOF Model ecKO + REC-994 WT ecKO % V as o d ila ti o n Acetylcholine [Log M] 28 Lesion size (mm2) Ccm2 LOF Model * * * DMSO control REC-994 Ccm2 WT Ccm2 ecKO D e rm al P e rm e ab ili ty (A b so rp ti o n , A U ) *

REC-994 Phase 1 Studies - well-tolerated with no dose-dependent adverse events in SAD and MAD Clinical: CCM MAD Study Placebo 50 mg 200 mg 400 mg 800 mg Total Number of TEAEs Total Subjects with ≥ one TEAE 5 4 0 0 10 3 4 3 15 4 Severity Mild Moderate Severe 3 1 0 0 0 0 3 0 0 3 0 0 3 1 0 Relationship to Study Drug None Unlikely Possibly Likely Definitely 3 1 0 0 0 0 0 0 0 0 0 1 0 2 0 2 1 0 0 0 1 2 0 1 0 Total Number of SAEs Total Subject with ≥ one TEAE Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Source: REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformation (CCM) Phase 1 SAD and MAD Study Results. Oral Presentation at Alliance to Cure Scientific Meeting. 2022 Nov 17 29

30 Phase 2 trial initiated in Q1 2022 Source: https://www.clinicaltrials.gov/ct2/show/NCT05130866?term=recursion&draw=2&rank=3; https://www.SycamoreCCM.com/ Screening & Randomization 1:1:1 Treatment Follow-up Enroll 60 400mg 200mg Placebo 12 Months Treatment Period Visits: Days 1 & 2 Months 1, 3, 6, 9 & 12 Extension study • Enrollment is progressing • More than 80% of participants have enrolled • Several participants have completed twelve months of treatment and entered long-term extension study • Top-line data expected 2H 2024 Outcome Measures Enrollment Criteria • MRI-confirmed CCM lesion(s) • Familial or sporadic • Symptoms directly related to CCM • Primary: Safety and tolerability • Adverse events & symptoms • Secondary: Efficacy • Clinician-measured outcomes (CGI and PGI) • Imaging of CCM lesions – number, size & rate of change • Impact of acute stroke (mRS, NIHSS) • Patient reported outcomes (SMSS, PROMIS-29, CCM HI, symptom questionnaires) • Exploratory: Biomarkers Trial Update Clinical: CCM 30

REC-2282 for the Treatment of Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas Target / MOA HDAC Inhibitor Molecule Type Small Molecule Lead Indication(s) NF2 Mutated Meningiomas Status Phase 2/3 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

32 Source: https://rarediseases.org/rare-diseases/neurofibromatosis-2 Patient Population – Large and Diagnosable No Approved Medical Therapy • Rare autosomal dominant tumor syndrome resulting from biallelic inactivation of the NF2 gene which leads to deficiencies in the tumor suppressor protein merlin • NF2 can be inherited or spontaneous (>50% of patients represent new mutations); up to 1/3 are mosaic • CNS manifestations: meningiomas and vestibular schwannomas; mean age at presentation: ~20 years • No approved drugs for NF2 • Surgery is standard of care (when feasible) • Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty Ricki – living with NF2 Clinical: NF2 32

33 • Threatens mortality; if amenable, surgical excision is primary intervention • Many patients have multiple meningiomas that exhibit heterogenous behavior and asynchronous growth • Stasis or shrinkage of tumor could improve prognosis Clinical: NF2 ● Most tumors are benign and slow growing but location in CNS leads to serious morbidity or mortality ● Prognosis is adversely affected by early age at onset, a higher number of meningiomas and having a truncating mutation ~29,500 Patients who have Meningiomas that Harbor NF2 Mutations (Sporadic) ~3,500 NF2 Patients have Meningiomas (Familial) >66,000 Patients have Meningiomas Treatable US + EU5 patients ~33,000 Intracranial Meningioma Source: Pemov, et al. Comparative clinical and genomic analysis of neurofibromatosis type 2-associated cranial and spinal meningiomas. Nature. 2020 Jul 28;10(12563). Doi: https://doi.org/10.1038/s41598-020-69074-z; NORD 33

34 NF2 knockdown cells Healthy Cells REC-2282 REC-2282 identified as rescuing HUVEC cells treated with NF2 C o n tr o l N F2 s iR N A HUVEC, human umbilical vein endothelial cells; NF2, neurofibromatosis type 2; siRNA, small interfering RNA. Clinical: NF2 34

35 AKT, protein kinase B; eIF4F, eukaryotic initiation factor 4F; HDAC, histone deacetylase; mTor, mammalian target of rapamycin; mTORC1; mammalian target of rapamycin complex 1; NF2, neurofibromatosis type 2; PI3K, phosphoinositide 3-kinase; PP1, protein phosphate 1; Ras, reticular activating system. Clinical: NF2 Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor NF2 encodes for the protein Merlin and negatively regulates mTOR signaling 1 2 3 Loss of Merlin leads to increased signaling in the PI3K/AKT/mTOR pathway Oncogenic mTOR signaling arrested with HDAC inhibitors Cell proliferation and survival Normal cell proliferation and survival Cell proliferation and survival Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity 35 1 2 3

36 REC-2282 preclinical studies demonstrated clear in-vivo efficacy in multiple NF2 tumor types Shrinks vestibular schwannoma xenografts in nude mice Prevents growth & regrowth of NF2- deficient meningioma model in mice Vehicle % Change tumor vol. REC-2282 % Change tumor vol. % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I Clinical: NF2 https://link.springer.com/article/10.1007/s00280-020-04229-3 2 0% 10% 30% 60% -20% -40% 20% 40% 50% -10% -30% -50% 0% 10% -20% -40% -10% -30% -50% 36 1

• Evaluable Patients: CNS Solid Tumors: NF2 N=5; Non-CNS Solid Tumors: N=10 • PFS: CNS solid tumors = 9.1 months; Non-CNS solid tumors = 1.7 months • Best overall response = SD in 8/15 patients (53%; 95% CI 26.6–78.7) • Longest duration of follow-up without progression: > 27 months (N=1) • Most common AEs: cytopenia, fatigue, nausea 0 1 2 3 4 5 6 7 8 9 10 Overall Non-CNS solid tumors CNS solid tumors Months Progression-Free Survival 9.1m 1.7m 3.6m Clinical: NF2 Well understood clinical safety ... Multiple investigator-initiated studies in oncology indications Lengthy human clinical exposure in NF2 – multiple patients on drug for several years Well-characterized side effect profile … with a drug-like profile Established and scalable API manufacturing process Multiple cGMP batches of 10mg and 50mg tablets have been manufactured Excellent long-term stability 37

38 1 Sborov DW, et al. A phase 1 trial of the HDAC inhibitor AR-42 in patients with multiple myeloma and T- and B-cell lymphomas. Leuk Lymphoma. 2017 Oct;58(10):2310-2318. 2 Collier KA, et al. A phase 1 trial of the histone deacetylase inhibitor AR-42 in patients with neurofibromatosis type 2-associated tumors and advanced solid malignancies. Cancer Chemother Pharmacol. 2021 May;87(5):599-611. 3 Prescribing Information of Vorinostat/Belinostat/Romidepsin respectively Clinical: NF2 REC-2282 Would be First-In-Class HDAC Inhibitor for Treatment of NF2 Meningiomas 38

Phase 2/3 trial initiated in Q2 2022 Outcome Measures Enrollment Criteria • MRI-confirmed progressive meningioma • Either of the below • Sporadic meningioma with confirmed NF2 mutation • Confirmed diagnosis of NF2 disease • Primary: Safety and tolerability • Progression-free survival • Time to progression • Duration of response • Overall response rate https://clinicaltrials.gov/ct2/show/NCT05130866 Clinical: NF2 Interim Analysis ▪ Go/No-go to Ph3 ▪ PFS ▪ Safety/Tolerability ▪ PK Enroll 20 40mg 60mg 6 Months Tx Period 20 Months Tx Period Extension Study Cohort A Final Data Screening & Randomization 1:1 Treatment Follow-up Agreement on Phase 3 registration plans FDA Mtg Phase 2 (Cohort A) Enroll 60 Phase 3 (Cohort B) 26 Months Tx Period Extension Study Interim Analysis ▪ At 50% of events ▪ For Sample size re-estimation (i.e., adaptive design) • Enrollment is progressing • Interim safety analysis expected 2024 Trial Update 39

REC-4881 for the Treatment of Familial Adenomatous Polyposis (FAP) Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Familial Adenomatous Polyposis Status Phase 2 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

41 Patient Population – Easily Identifiable Clinical: FAP ~50,000 Diagnosed US + EU5 patients • Autosomal dominant tumor predisposition syndrome caused by a mutation in the APC gene • Classic FAP (germline mutation) : • Hundreds to thousands of polyps in colon and upper GI tract • Extraintestinal manifestations (e.g., desmoid tumors) • 100% likelihood of developing colorectal cancer (CRC) before age 40, if untreated Polyps Found in Colon and Upper GI Tract 41 https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis

42 No Approved Medical Therapy • Standard of care: colectomy during adolescence (with or without removal of rectum) • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer • Significant decrease in quality-of-life post-colectomy: continued endoscopies and surgical intervention Polyps on mucosal membrane of colon Cross section of colon and rectum Multiple polyps in the colon Sigmoidoscope Scope view Clinical: FAP “Despite progress with surgical management, the need for effective therapies for FAP remains high due to continued risk of tumors post-surgery” - Niloy Jewel Samadder, MD, Mayo Clinic https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis 42

43 REC-4881 rescued phenotypic defects of cells with APC knockdown 0.1 µM REC-4881 • Compared to thousands of other molecules tested, REC-4881 rescued phenotypic defects substantially better (including better rescue than other MEK inhibitors) for APC specific knockdown • Findings validated in tumor cell lines and spheroids grown from human epithelial tumor cells with APC mutation • 1,000x more selectivity in tumor cell lines with APC mutation • Inhibited growth and organization of spheroids APC knockdown cellsHealthy Cells Clinical: FAP 43

44 Jeon, WJ, et al. (2018). Interaction between Wnt/β-catenin and RAS-ERK pathways and an anti-cancer strategy via degradations of β-catenin and RAS by targeting the Wnt/β-catenin pathway. npj Precision Oncology, 2(5). 3 3 REC-4881 inhibits MEK 1/2 and recovers the destabilization of RAS by the β-Catenin destruction complex, restoring the cell back to a Wnt-off like state 2 1 Orally Bioavailable, Small Molecule MEK Inhibitor Disease State REC-4881 Impact Clinical: FAP 44

45 APC, adenomatosis polyposis coli; ERK, extracellular signal-regulated kinase; FAP, familial adenomatous polyposis. Clinical: FAP ↓ High-Grade Dysplasia 2• In-vivo efficacy in APCmin mouse model • Apcmin = FAP disease model • Mice treated once daily for 8 weeks After 8 weeks of treatment: ↓ Polyp Count1 1 2 To ta l P o ly p C o u n t (+ /- SE M ) H ig h G ra d e A d e n o m as ( % ) 45

46 Note: AE, adverse event; MEK, mitogen-activated protein kinase; NHV, normal healthy volunteer; pERK, phosphorylated extracellular signal-regulated kinase; SAE, serious adverse event. REC-4881-101: Single-center, double-blind, placebo- controlled, dose-escalation study in healthy volunteers • Group 1 (n=13): Food effect crossover (REC-4881 4 mg/PBO [fed/fasted]), followed by single dose REC-4881 8 mg/PBO [fed] • Group 2 (n=12): Matched single ascending dose (REC- 4881 4 mg/PBO; REC-4881 8 mg/PBO; REC-4881 12 mg/PBO) Accomplished Clinical: FAP Recursion formulation yields exposures comparable to Takeda’s formulation (molecule in-licensed from Takeda) No food effect Dose proportional increases in exposure Similar to C20001 study, observed pERK inhibition (i.e., target engagement) at 8 mg and 12 mg doses Acceptable safety profile 46

47 Clinical: FAP Phase 2 trial initiated in Q3 2022 Outcome Measures Enrollment Criteria • Confirmed APC mutation • Post-colectomy/proctocolectomy • No GI cancer present • Polyps in either duodenum (including ampulla of vater) or rectum/pouch • Primary: • Part 1: PK • Part 2: % change from baseline in polyp burden • Secondary: • Part 1: Safety & tolerability • Part 2: PK; PD; change from baseline in polyp number, histological grade, disease scoring • Exploratory: • Part 1: PD • Part 2: Time to first occurrence of FAP- related event; change from baseline in extent of desmoid disease https://clinicaltrials.gov/ct2/show/NCT05552755 47 Trial Update Part 2 Screening & Randomization 1:1:1 Treatment Follow-up Enroll N = ~30/arm 8mg Placebo 6 Months Treatment Period Extension Study 12mg Part 1 Option to roll into Part 2… Multiple Dose (4mg or placebo) Single Dose (4mg or placebo) Safety, Tolerability, PK in up to 7 participants (5:2 active/placebo) PoC / Efficacy in ~90 participants • Recent protocol amendments aimed at enhancing quality and accelerating pace of the trial

REC-4881 for the Treatment of Solid Tumors with AXIN1 or APC Mutant Cancers Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Solid Tumors with AXIN1 or APC Mutant Cancers Status Phase 2 Source of Insight Recursion OS

49 • Sustained Wnt signaling is a frequent driver event found across a wide variety of solid tumors • Dysregulation of β-catenin destruction complex due to inactivating mutations in AXIN1 or APC leads to sustained Wnt signaling promoting cancer progression and survival1 • AXIN1 or APC mutant solid tumors are considered clinically aggressive and resistant to standard treatments 1 Bugter, J.M., et al. Nat Rev Cancer, 2021, 21, pp.5-21 Gross morphology of HCC tumor Clinical: AXIN1 or APC “Nothing in HCC has immediate therapeutic relevance and the most common mutations are TERT, TP53, and Wnt (CTNNB1/AXIN1/APC) and combined these alterations define almost 80% of patients and are not targetable” - KOL, Clinical Investigator, Texas 49

50 • AXIN1 and APC genes covered by commercially available NGS panels and liquid biopsy detection assays • FDA guidance supports utility of ctDNA as patient selection for the detection of alterations for eligibility criteria and as a stratification factor for trials enrolling marker-positive and marker-negative populations3 • Multiple tumor types will inform study design and patient selection Flexible Patient Selection Strategy and Study Design 1 Obtained from cbioportal.org. 2 Represents 2L treatable population estimates; obtained from DRG. 3 https://www.fda.gov/media/158072/download Tumor Type AXIN1 Mutation Frequency1 APC Mutation Frequency1 Treatable Population2 (US+EU5) CRC 3% 70% 27,450 LUAD 4% 11% 14,000 Prostate 2% 11% 6,700 Bladder 3% 8% 5,100 HCC 12% 5% 3,100 Endometrial 8% 12% 2,600 Esophageal 2% 7% 2,600 PDAC 1% 2% 1,500 Ovarian 1% 3% 1,400 TNBC 1% 2% 300 Preclinical data with REC-4881 at clinically relevant exposures in HCC and Ovarian PDX mouse models gives confidence to pursue other mutant cancer types Clinical: AXIN1 or APC 50 ~65,000

REC-4881 Dosage Hypothesis: Rescue of AXIN1 may impact tumor progression and/or restore checkpoint sensitivity in cancers driven by AXIN1 loss Recursion Differentiation: REC-4881 rescues tumor suppressor genes APC and AXIN1 • APC and AXIN1 are negative regulators of Wnt signaling • Both proteins form part of the B-catenin destruction complex. Strong clustering suggests map recapitulation of this biology Clinical: AXIN1 or APC Heat map from Recursion OS Similar Opposite 51

Efficacy found in In Vivo Mice Models … … Led to Significant Progression Free Survival Clinical: AXIN1 or APC -20 0 20 40 60 80 100 Tu m o r G ro w th In h ib it io n ( % ) AXIN1 or APC Mutant AXIN1 or APC Wildtype Average TGI: ~70% mutant vs ~49% wildtype Median TGI: ~72% mutant vs ~48% wildtype p = 0.0009 AXIN1 or APC mutant P ro b ab ili ty o f p ro gr es si o n -f re e (b y tu m o r d o u b lin g) Note: REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design p = 0.23 AXIN1 or APC wildtype P ro b ab ili ty o f p ro gr es si o n -f re e (b y tu m o r d o u b lin g) Next Steps ❑ Finalize design of a Phase 2 biomarker-enriched trial ❑ Initiate Phase 2 trial in select tumor types in early 2024 ❑ Identify suitable partners for genetic testing capabilities ❑ Evaluate REC-4881 in combination with targeted and/or immune modulating agents 52

REC-3964 for the Treatment of C. Difficile Infection Target / MOA Selective C. diff Toxin Inhibitor Molecule Type Small Molecule Lead Indication(s) C. Difficile Infection Status Phase 1 Source of Insight Recursion OS

54 Disruption of microbiota and colonization of C. diff Release of C. diff toxins Degradation of colon cell junction & toxin transit to bloodstream Clinical: C. Difficile Source: McCollum, D,, Rodriguez, JM . Detection, Treatment, and Prevention of Clostridium difficile Infection. Clinical Gastroenterology and Hepatology 2012 Mar 19. https://doi.org/10.1016/j.cgh.2012.03.008 54 1 2 3

Source, CDC *NAAT = Nucleic Acid Amplification Test; **rCDI = recurrent CDI • RCDI** occurs in 20-30% of patients treated with standard of care • 40% of those patients will continue to recur with 2+ episodes • >29,000 patients die in the US each year from CDI • Cost burden of up to $4.8bn annually 55 Patient Population – Large, Diagnosable and Easy to Identify Large, Unmet Need with Significant Cost Burden • Symptoms caused by clostridioides difficile tissue-damaging toxins released in the colon • Patients who experience >3 unformed stools are diagnosed via NAAT* for toxin gene or positive stool test for toxins • Patients who are at highest risk are those on antibiotics, and frequently visit hospitals or are living in a nursing home • More than 80% of cases occur among patients age 65 or older Clinical: C. Difficile ~730,000 Diagnosed US + EU5 patients Colleen – lived with rCDI 55

REC-3964 identified as a NCE that demonstrated strong rescue in HUVEC cells treated with C. diff toxin C. diff toxin B phenotype Healthy Control Disease State Healthy Cells REC-3964 0.1 µM Clinical: C. Difficile 56

Clinical: C. Difficile The glucosyltransferase locks Rho family GTPases in the inactive state C.diff toxins bind to cell surface receptors and trigger endocytic event 1 Autocatalytic cleavage event releases C.diff toxin's glucoyltransferase enzymatic domain into the cytosol of the infected cell 2 3 3 1 2 Inactivation of Rho GTPases alters cytoskeletal dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of C.diff infection 4 4 REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 57Adapted from Awad et al. 2014

Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593. Clinical: C. Difficile 3 1 2 4 REC-3964 binds and blocks catalytic activity of the toxin’s innate glucosyltransferase, but not the host's 5 5 REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 58

✓ REC-3964 restores gut epithelial barrier integrity, which when disrupted causes inflammation and diarrhea REC-3964 rescues barrier integrity with increasing concentrations REC-3964 improved probability of survival in a hamster model of C. difficile infection ✓ Improved probability of survival beyond treatment completion Clinical: C. Difficile Healthy Monolayer (100%) Toxin-Damaged Monolayer (0%) REC-3964 Concentration (Log μM) R e si st an ce ( n o rm al iz e d % ) 59

60 Phase 1 FIH SAD/MAD Trial initiated in Q3 2022 • Enrollment is progressing • In several SAD cohorts and at least one MAD cohort, REC-3964 has been extremely safe and well tolerated • Complete safety and PK data readout expected 2H 2023 Trial Design • Randomized, Double-blind Trial Population • Healthy Subjects • SAD (n = 56) • MAD (n = 50) Primary Objectives ✓ Assess the safety & tolerability of SAD and MAD of REC-3964 ✓ Evaluate the PK profile of REC-3964 after single and multiple doses Clinical: C. Difficile Trial Update 60

Preclinical Programs RBM39 : HR-Proficient Ovarian Cancer Target α : Immunotherapy

62 RBM39 CDK12 2.5μM 1.0μM REC-65029 0.1μM 0.25μM CDK13 REC-65029 Similar Opposite BRCA-proficient ovarian cancer PDX Preclinical: HR-Proficient Ovarian Cancer Identify potential first-in-class tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HR-proficient ovarian cancer Inhibition of target RBM39 (previously referred to as Target γ) may mimic the inhibition of CDK12 while mitigating toxicity related to CDK13 inhibition A Recursion-generated NCE showed single agent efficacy that is enhanced in combination with Niraparib in a BRCA-proficient PDX model Program entering IND-enabling studies GOAL INSIGHT FROM OS FURTHER CONFIDENCE NEXT STEPS Vehicle Niraparib REC-204 100 mpk REC-204 100 mpk + Niraparib OV0273 (PDX) in-vivo efficacy Survival data Note: in the OV0273 PDX model, mice were treated with a representative lead molecule REC-1170204 (100 mg/kg, BID, PO) ± Niraparib (40 mg/kg, QD, PO) for 32 days. Single agent REC-1170204 or in combination with Niraparib resulted in a statistically significant response vs either Niraparib or vehicle arms. In addition, there was a statistically significant improvement in survival > 30 days post final dose. *p<0.05, ** p<0.01, **** p<0.0001

Gene B Gene B REC- 648918 REC-648918 BIRC2 Gene A Gene A BIRC2 63 Similar Opposite (A) CT26 in vivo efficacy Note: (A) Mice harboring CT26 tumors show 60% complete tumor regressions upon treatment with 100 mpk REC-1170035 in combination with 10 mpk anti-PD-1. (B) Flow cytometric analysis of the CT26 tumor microenvironment following 11 days of dosing. One-way ANOVA and Tukey’s post test, ***p<0.001, ****p<0.0001. (C) Blood levels of CXCL10 (left) and IFNγ (right) in CT26 tumor bearing mice following 10 days of dosing. Stat istical analysis performed using one-way ANOVA and Tukey’s post test against aPD1 alone, **p<0.01, ****p<0.0001 Preclinical: Target α GOAL INSIGHT FROM OS FURTHER CONFIDENCE NEXT STEPS Identify novel compounds capable of enhancing the therapeutic benefit of checkpoint therapy without concomitant inflammatory side effects Novel compound identified with similarity to knockout of potential immunotherapy resistance gene targets (Gene A, Gene B) A Recursion-generated NCE showed reduction in tumor growth vs. anti-PD- 1 alone in CT26 checkpoint resistance model - including 60% complete responses (B) Tumor Microenvironment Modulation (C) Suppressed Peripheral Inflammation Program anticipates reaching IND-enabling studies in 2023

64 Partnerships Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics Leverage partner knowledge and clinical development capabilities Fibrosis Other large, intractable areas of biology Neuroscience* Pipeline Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy Precision Oncology Rare Disease Data License subsets of data Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Licensing Augment Recursion OS *Includes a single oncology indication from our Roche and Genentech collaboration.

Fibrosis Neuroscience *and a single oncology indication • $30M upfront and $50M equity investment • Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs • Mid single-digit royalties on net sales • Recursion owns all algorithmic improvements • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Up to or exceeding $300M in possible milestones per program for up to 40 programs • Mid to high single-digit tiered royalties on net sales • Recursion owns or co-owns all algorithmic improvements (Announced Sep 2020; Expanded Dec 2021) (Announced Dec 2021) Trademarks are the property of their respective owners and used for informational purposes only. 65

Early DiscoveryScreening Brute Force (commenced 2020) Inferential Search (commenced 2022) Approach Late Discovery Transition to Inferential Search has accelerated new program initiation in 2022 Active Paused / Terminated Pre-programs 66

Fibrosis Neuroscience *and a single oncology indication • $30M upfront and $50M equity investment • Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs • Mid single-digit royalties on net sales • Recursion owns all algorithmic improvements • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Up to or exceeding $300M in possible milestones per program for up to 40 programs • Mid to high single-digit tiered royalties on net sales • Recursion owns or co-owns all algorithmic improvements (Announced Sep 2020; Expanded Dec 2021) (Announced Dec 2021) Trademarks are the property of their respective owners and used for informational purposes only. 67

68 Partnerships Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics Leverage partner knowledge and clinical development capabilities Fibrosis Other large, intractable areas of biology Neuroscience* Pipeline Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy Precision Oncology Rare Disease Data License subsets of data Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Licensing Augment Recursion OS *Includes a single oncology indication from our Roche and Genentech collaboration.

69 Recursion Data Universe: >23 PB of proprietary biological and chemical data, spanning phenomics, transcriptomics, invivomics, and more • We believe one of the largest biological and chemical datasets fit for the purpose of training large-scale ML models RXRX3: CRISPR knockouts of most of the human genome, 1,600 FDA approved / commercially available bioactive compounds • We believe the largest public dataset of its kind, <1% of Recursion Data Universe, what Recursion can generate in ~1 week MolRec™️: freemium web-based application to explore compound and gene relationships in RXRX3 Start working with RXRX3 and MolRec™️: www.rxrx.ai Phenomics data spanning >192 million experiments and 48 human cell types InVivomics Video Data >300K Transcriptomics Experiments ADMET & More Dataset Released Number of Samples Bio/Chem Phenomic Maps RxRx3 2023 2.2M JUMPCP 2023 823,438 Autonomous Driving Waymo Open Dataset 2018 ~105,000 nuScenes 2018 1,000 Image/Object recognition ImageNet (21k) 2009 14M COCO 2014 330,000

Advanced degreesEmployees Team Members ~500 43% ESG Highlights ✓ ESG reporting on Healthcare and Technology Metrics ✓ 100% of electricity powering our Biohive-1 supercomputer comes from renewable sources ✓ Learn more about Recursion’s ESG stewardship: www.recursion.com/esg 43% Female Male 54% 1% Non-Binary Parity Pledge Signer gender parity and people of color parity Life Sciences –biology, chemistry, development, etc. Technology –data science, software engineering, automation, etc. Strategic Operations Community Impact Committed to ESG Excellence Founding Partner, Life Science Accelerator Founding Member, Life Science Collective 71 Data shown reflective of Q1 2023 and Recursion’s 2023 ESG report, does not reflect Cyclica and Valence acquisitions

Strong Financials ~$473M in cash at the end of Q1 2023, expect no material change to runway as a result of acquisitions Near-Term • Potential option exercises for partnership programs • Potential option exercises for map building initiatives or data sharing • Potential for additional partnership(s) in large, intractable areas of biology and / or technological innovation • Ph1 clinical trial readout for C. difficile Infection program expected 2H 2023 • Potential for additional INDs and clinical starts, including Ph2 trial initiation for AXIN1 or APC program • Potential to accelerate value creation with the acquisitions of Cyclica and Valence Medium-Term • Multiple POC readout(s) for AI-discovered programs • NF2 interim safety analysis expected 2024 • CCM top-line data expected 2H 2024 • Potential for additional INDs and clinical starts • Potential option exercises for partnership programs • Potential option exercises for map building initiatives or data sharing • Potential additional partnership(s) in large, intractable areas of biology and / or technological innovation • Recursion OS moves towards autonomous map building and navigation with digital and micro-synthetic chemistry Upcoming Potential Milestones 72 Learn more about Recursion’s value proposition: www.recursion.com/download-day Cash refers to cash and cash equivalents

Impact 73

Images adapted from Jayatunga, M., et al. Nature Reviews Drug Discovery 2022. 75 Top-20 Pharma Companies AI-Native Drug Discovery Companies 705 768 708 602 575 641 686 709 519 439 393 333 0 500 1,000 1,500 2,000 2,500 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Discovery / Preclinical Phase I Phase II Phase III 6 2 4 6 10 18 23 28 56 121 119 158 0 50 100 150 200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 N u m b er o f C lin ic al a n d P re cl in ic al A ss e ts N u m b er o f C lin ic al a n d P re cl in ic al A ss e ts

Well-known primary relationships between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome All primary relationships found by the Recursion OS between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome 76

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1 Includes approximately 500,000 compounds from Bayer’s proprietary library. 2 ‘Predicted Relationships’ refers to the number of Unique Perturbations that have been predicted using our maps. 79 Year 2018 2019 2020 2021 2022 Total Phenomics Experiments (Millions) 8 24 56 115 175 Total Transcriptomics Experiments (Thousands) NA NA 2 91 258 Data (PB) 1.8 4.3 6.8 12.9 21.2 Cell Types 12 25 36 38 48 Unique Compounds Physically Housed at Recursion1 (Millions) 0.02 0.1 0.7 1.0 1.7 In Silico Chemistry Library (Billions) NA 0.02 3 12 >1,000 Predicted Biological and Chemical Relationships2 (Trillions) NA NA 0.01 0.2 3.1

• Recursion demonstrated that CRISPR-Cas9 editing induces chromosome arm-scale truncations across the genome • Creates a proximity bias in CRISPR screens which can confound some gene-gene relationships • Recursion demonstrated a correction method leveraging public CRISPR-Cas9 knockout screens to mitigate bias • Read “High-resolution genome-wide mapping of chromosome-arm-scale truncations induced by CRISPR-Cas9 editing” at www.biorxiv.org • Already in the top 5% of research outputs in online engagement www.altmetric.com 80

Drug Prediction Correct? Hydroxychloroquine x ✓ Lopinavir x ✓ Ritonavir x ✓ Remdesivir ✓ ✓ Baricitinib ✓ ✓ Tofacitinib ✓ ✓ Ivermectin x ✓ Fluvoxamine x ✓ Dexamethasone x x 81https://www.biorxiv.org/content/10.1101/2020.04.21.054387v1 • Recursion conducted several AI-enabled experiments in April 2020 to investigate therapeutic potential for COVID-19 - Included FDA-approved drugs, EMA-approved drugs, and compounds in late-stage clinical trials for the modulation of the effect of SARS-CoV-2 on human cells • Experiments were compiled into the RxRx19 dataset (860+ GB of data) and made publicly available to accelerate the development of methods and pandemic treatments. • Recursion OS correctly predicted 8 of 9 clinical trials associated with early and late-stage COVID-19

Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Upfront Fee Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Collaboration Timeline Programs 2 through N Programs 2 through N Programs 2 through N Value Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Programs 2 through N Programs 2 through N Technical and Map-Based Milestones Programs 2 through N Programs 2 through N Pre-Clinical Milestones Clinical and Approval Milestones Royalties & Commercial Milestones 82 Illustrative example of potential value inflection points

Julia – living with CCM 83 Clinical: CCM Symptomatic US + EU5, >1 million patients worldwide live with these lesions today PREVALENCE & STANDARD OF CARE CAUSE LOF mutations in genes CCM1, CCM2 & CCM3, key for maintaining the structural integrity of the vasculature due to unknown mechanisms PATHOPHYSIOLOGY & REASON TO BELIEVE Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice KEY ELEMENTS • Targeting sporadic and familial symptomatic CCM patients with CCM1, CCM2, and CCM3 mutations • Superoxide scavenger, small molecule • Phase 2 trial initiated in Q1 2022 • US & EU Orphan Drug Designation • Oral dosing Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptomsNo approved therapy • No other potential therapeutic in industry-sponsored clinical development • Most patients receive no treatment or only symptomatic therapy >5x larger US patient population than other rare diseases like Cystic Fibrosis (>31k patients) Vascular malformations (cavernomas)

84 Clinical: NF2 LOF mutations in NF2 tumor suppressor gene, leading to deficiencies in the tumor suppressor protein merlin PATHOPHYSIOLOGY & REASON TO BELIEVE Efficacy in Recursion OS, cellular, and animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors KEY ELEMENTS • Targeting familial and sporadic NF2 meningioma patients • HDAC inhibitor, small molecule • Oral dosing • Phase 2/3 trial initiated in Q2 2022 • Fast-Track and US & EU Orphan Drug Designation Inherited rare CNS tumor syndrome leading to loss of hearing and mobility, other focal neurologic deficits No approved therapy • There are no approved drugs for NF2 • Surgery is standard of care (when feasible) • Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty Treatable US + EU PREVALENCE & STANDARD OF CARE CAUSE Ricki – living with NF2 Intracranial meningiomas

85 Clinical: FAP Polyps Found in Colon and Upper GI Tract Inactivating mutations in the tumor suppressor gene APC PATHOPHYSIOLOGY & REASON TO BELIEVE KEY ELEMENTS • Targeting classical FAP patients (with APC mutation) • MEK inhibitor, small molecule • Oral dosing • Phase 2 trial initiated in Q3 2022 • Fast-Track and US & EU Orphan Drug Designation Polyps throughout the GI tract with extremely high risk of malignant transformation Efficacy in the Recursion OS showed specific MEK 1/2 inhibitors had an effect in context of APC LOF. Subsequent APCmin mouse model showed potent reduction in polyps and dysplastic adenomas No approved therapy • Colectomy during adolescence (with or without removal of rectum) is standard of care • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer • Significant decrease in quality-of-life post-colectomy (continued endoscopies, surgical intervention) Diagnosed US + EU5 PREVALENCE & STANDARD OF CARE CAUSE

86 LOF mutations in AXIN1 or APC tumor suppressor genes PATHOPHYSIOLOGY & REASON TO BELIEVE Alterations in the WNT pathway are found in a wide variety of tumors and confer poor prognosis and resistance to standard of care Substantial need for developing therapeutics for patients harboring mutations in AXIN1 or APC, as these mutations are considered undruggable Treatable US + EU5 PREVALENCE & STANDARD OF CARE CAUSE Efficacy in the Recursion OS and favorable results in PDX models harboring AXIN1 or APC mutations vs wild-type leading to a significant PFS benefit in HCC and Ovarian tumors Gross morphology of HCC KEY ELEMENTS • Targeting solid tumors with AXIN1 or APC mutant cancers • MEK inhibitor, small molecule • Oral dosing • Finalize design of a Phase 2 biomarker-enriched trial • Initiate Phase 2 trial in select tumor types in early 2024 To our knowledge, REC-4881 is the only industry sponsored small molecule therapeutic designed to enroll solid tumor patients harboring mutations in AXIN1 or APC Clinical: AXIN1 or APC

87 Colleen – lived with rCDI C. difficile toxins from colonizing bacterium causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host PATHOPHYSIOLOGY & REASON TO BELIEVE Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death Diagnosed US + EU5 PREVALENCE & STANDARD OF CARE CAUSE Recursion OS identified a new chemical entity for recurrent C. difficile infection and potentially prophylaxis via glycosyl transferase inhibition with potential to be orally active KEY ELEMENTS • Enrollment is progressing • In several SAD cohorts and at least one MAD cohort, REC-3964 has been extremely safe and well tolerated • Complete safety and PK data readout expected 2H 2023 • Selective C. diff toxin inhibitor, small molecule • Non-antibiotic approach with potential for combination with SOC and other therapies • Designed for selective antitoxin pharmacology to target infection • FIH Phase 1 trial initiated in Q3 2022 TRIAL UPDATE Standard of care includes antibiotic therapies which can further impair gut flora, and lead to relapse Clinical: C. Difficile